Exhibit 1

                             JOINT FILING AGREEMENT

         The undersigned hereby agree that the attached Statement on Schedule 13D relating to the to the ordinary share, par value NIS 1.0 per ordinary share (the "Ordinary Shares") and American Depositary Shares, each representing one Ordinary Share and evidenced by American Depositary Receipts, (the ADSs) of Blue Square - Israel Ltd. is filed on behalf of each of them.


       Date: December 3, 2008



                                     MENORA MIVTACHIM HOLDINGS LTD.

                                     By: /s/Ari Kalman  /s/Yoni Tal
                                         --------------------------
                                     Name: Ari Kalman, Yoni Tal
                                     Title:   C.E.O, C.I.O

                                     MENORA MIVTACHIM INSURANCE LTD.

                                     By: /s/Ari Kalman  /s/Yoni Tal
                                         --------------------------
                                     Name: Ari Kalman, Yoni Tal
                                     Title:   C.E.O, C.I.O

                                     MENORA MIVTACHIM PENSIONS LTD.

                                     By: /s/ Yacov Rozen   /s/Rami Armon
                                         -------------------------------
                                     Name: Yacov Rosen, Rami Armon
                                     Title:   C.E.O, C.I.O

                                     MENORA MIVTACHIM FINANCE LTD.

                                     By: /s/ Yehuda Ben Assayag  /s/Yoni Tal
                                         -----------------------------------
                                     Name: Yehuda Ben Assayag, Yoni Tal
                                     Title:   C.E.O, Director

                                     MENORA MIVTACHIM GEMEL LTD.

                                     By: /s/ Yaron Dwek  /s/Yehuda Ben Assayag
                                         -------------------------------------
                                     Name: Yaron Dwek, Yehuda Ben Assayag
                                     Title:    Director, Director


                                       18

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                                     MENORA MIVTACHIM MUTUAL FUNDS LTD.

                                     By: /s/Ronen Avigdor /s/Yehuda Ben Assayag
                                         --------------------------------------
                                     Name: Ronen Avigdor, Yehuda Ben Assayag
                                     Title:   C.E.O, Director


                                       19